EXHIBIT 99.6
                                 ------------


                Computational Materials and/or ABS Term Sheets.

[LOGO] Countrywide(R)                              Computational Materials for
----------------------   Countrywide Asset-Backed Certificates, Series 2004-AB2
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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

                                   Available Funds Rate Schedule (1)
                                   ---------------------------------

--------------------------------------------          --------------------------------------------------
          Available Funds  Available Funds                         Available Funds    Available Funds
  Period       Rate (%)          Rate (%)               Period         Rate (%)           Rate (%)
--------- ---------------  -----------------          -----------  ---------------    ------------------
                (2)               (3)                                    (2)                (3)
    1          6.429             6.429                    41            7.628             10.500
    2          5.600             8.500                    42            7.714             10.500
    3          6.200             8.500                    43            7.972             10.500
    4          5.601             8.500                    44            7.714             10.500
    5          5.788             8.500                    45            7.715             10.500
    6          5.602             8.500                    46            7.972             10.500
    7          5.788             8.500                    47            7.715             10.500
    8          5.602             8.500                    48            7.972             10.660
    9          5.602             8.500                    49            7.715             11.500
    10         5.789             8.500                    50            7.715             11.500
    11         5.603             8.500                    51            8.542             11.500
    12         5.790             8.500                    52            7.715             11.500
    13         5.603             8.500                    53            7.972             11.500
    14         5.603             8.500                    54            7.715             11.508
    15         6.204             8.500                    55            7.972             11.891
    16         5.605             8.500                    56            7.715             11.508
    17         5.792             8.500                    57            7.715             11.508
    18         5.605             8.500                    58            7.972             11.892
    19         5.792             8.500                    59            7.715             11.520
    20         5.606             8.500                    60            7.972             12.594
    21         5.607             8.500                    61            7.715             12.188
    22         5.824             8.500                    62            7.715             12.188
    23         5.864             8.500                    63            8.542             13.493
    24         6.069             8.500                    64            7.715             12.188
    25         5.871             9.500                    65            7.972             12.594
    26         5.858             9.500                    66            7.715             12.188
    27         6.485             9.500                    67            7.972             12.594
    28         5.858             9.500                    68            7.715             12.188
    29         6.058             9.500                    69            7.715             12.188
    30         5.872             9.500                    70            7.973             12.594
    31         6.068             9.500                    71            7.715             12.188
    32         5.873             9.500                    72            7.973             12.594
    33         5.873             9.500                    73            7.715             12.188
    34         6.069             9.500                    74            7.716             12.188
    35         5.934             9.500                    75            8.542             13.494
    36         7.620             9.500                    76            7.716             12.188
    37         7.375             10.500                   77            7.973             12.594
    38         7.375             10.500                   78            7.716             12.188
    39         7.884             10.500               --------------------------------------------------
    40         7.375             10.500
--------------------------------------------




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.290%, 6-Month LIBOR stays at 2.635%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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